UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2011

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the Company was held on April 28, 2011.

(b)           At the meeting, the shareholders:

·	elected all 11 nominees for Director on the Company's Board of Directors;
·	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2011;
·
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2011 Proxy Statement and the compensation of the Company's executive officers named in the 2011 Proxy Statement, as disclosed therein; and

·	approved, on an advisory basis, having an advisory vote on the compensation of the executive officers named in the Company's proxy statement every one (1) year.

The shareholders did not approve the following shareholder proposals: Pharmaceutical Price Restraint; Amendment to the Company’s Equal Employment Opportunity Policy; and Adopting Non-Animal Methods for Training.

The following are the final voting results for each of the seven items voted on at the meeting.

1.           Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. S. Coleman	1,503,369,848	303,767,923	9,993,813	441,884,153
J. G. Cullen	1,683,415,314	123,212,163	10,500,157	441,884,153
I. E. L. Davis	1,693,033,238	112,616,991	11,480,425	441,884,153
M. M. E. Johns	1,423,909,949	382,888,862	10,332,868	441,884,153
S. L. Lindquist	1,696,808,635	110,425,092	9,895,128	441,884,153
A. M. Mulcahy	1,498,950,100	308,554,710	9,624,015	441,884,153
L. F. Mullin	1,684,475,253	122,060,823	10,595,108	441,884,153
W. D. Perez	1,497,754,777	309,551,334	9,825,312	441,884,153
C. Prince	1,455,538,101	351,055,660	10,535,793	441,884,153
D. Satcher	1,693,189,984	113,701,655	10,239,434	441,884,153
W. C. Weldon	1,650,728,295	155,715,981	10,678,133	441,884,153

2.          Ratification of Appointment of PricewaterhouseCoopers LLP:

For	2,216,295,934
Against	32,345,009
Abstain	10,368,828

3.          Advisory Vote on Named Executive Officer Compensation:

For	1,091,669,695
Against	692,503,441
Abstain	32,949,466
Non-Votes	441,892,637

4.           Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation:

1 Year	1,614,926,570
2 Years	14,026,674
3 Years	172,371,920
Abstain	15,803,861
Non-Votes	441,884,703

5.           Shareholder Proposal on Pharmaceutical Price Restraint:

For	55,838,182
Against	1,483,121,678
Abstain	278,164,448
Non-Votes	441,886,048

6.           Shareholder Proposal on Amendment to Company’s Equal Employment Opportunity Policy:

For	67,551,647
Against	1,486,983,502
Abstain	262,593,143
Non-Votes	441,886,048

7.           Shareholder Proposal on Adopting Non-Animal Methods for Training:

For	72,557,592
Against	1,441,472,623
Abstain	303,095,349
Non-Votes	441,888,298

Item 8.01  Other Events.

 On April 28, 2011, the Board of Directors of the Registrant declared a 5.6% increase in the quarterly dividend rate, from $0.54 per share to $0.57 per share of Common Stock. At the new rate, the indicated dividend on an annual basis is $2.28 per share compared to the previous rate of $2.16 per share. The next quarterly dividend is payable on June 14, 2011 to shareholders of record as of May 31, 2011. The Company’s related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description

99.1                      Johnson & Johnson press release dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 29, 2011	By:	/S/ DOUGLAS K. CHIA
Douglas K. Chia
Secretary